Exhibit 99.2

Vertiv Holdings Co

Sales by Product and Service Offering Realignment
2020 Quarterly Data
(In millions)
Beginning in the second quarter of 2020, sales were moved within product and service offering categories to reflect a strategic realignment within the Company's matrix organizational structure. Critical infrastructure & solutions, Services & spares, and Integrated rack solutions have been adjusted to reflect this modification.

Product and Service Offerings - as adjusted

Three months ended March 31, 2020	Americas	APAC	EMEA	Total
Critical infrastructure & solutions	$239.8	$116.3	$105.4	$461.5
Services & spares	161.6	79.3	65.4	306.3
Integrated rack solutions	65.3	28.3	35.9	129.5
Total	$466.7	$223.9	$206.7	$897.3

Adjustments by Product and Service Offering

Three months ended March 31, 2020	Americas	APAC	EMEA	Total
Critical infrastructure & solutions	$(24.3)	$(6.8)	$(6.8)	$(37.9)
Services & spares	1.8	2.4	(0.5)	3.7
Integrated rack solutions	22.5	4.4	7.3	34.2
Total	$—	$—	$—	$—

Vertiv Holdings Co

Sales by Product and Service Offering Realignment
2019 Quarterly Data
(In millions)
Beginning in the second quarter of 2020, sales were moved within product and service offering categories to reflect a strategic realignment within the Company's matrix organizational structure. Critical infrastructure & solutions, Services & spares and Integrated rack solutions have been adjusted to reflect this modification.
Product and Service Offerings - as adjusted

Three months ended March 31, 2019	Americas	APAC	EMEA	Total
Critical infrastructure & solutions	$333.2	$141.4	$134.4	$609.0
Services & spares	154.0	83.0	69.2	306.2
Integrated rack solutions	67.2	34.6	37.8	139.6
Total	$554.4	$259.0	$241.4	$1,054.8

Three months ended June 30, 2019	Americas	APAC	EMEA	Total
Critical infrastructure & solutions	$317.4	$194.7	$124.3	$636.4
Services & spares	170.9	91.5	74.3	336.7
Integrated rack solutions	86.8	37.1	37.1	161.0
Total	$575.1	$323.3	$235.7	$1,134.1

Three months ended September 30, 2019	Americas	APAC	EMEA	Total
Critical infrastructure & solutions	$286.3	$191.7	$96.9	$574.9
Services & spares	180.6	93.7	68.2	342.5
Integrated rack solutions	78.8	38.3	36.2	153.3
Total	$545.7	$323.7	$201.3	$1,070.7

Three months ended December 31, 2019	Americas	APAC	EMEA	Total
Critical infrastructure & solutions	$288.5	$227.6	$131.0	$647.1
Services & spares	184.3	92.9	75.5	352.7
Integrated rack solutions	80.9	51.4	39.4	171.7
Total	$553.7	$371.9	$245.9	$1,171.5

Year ended December 31, 2019	Americas	APAC	EMEA	Total
Critical infrastructure & solutions	$1,225.6	$755.5	$486.4	$2,467.5
Services & spares	689.8	361.1	287.2	1,338.1
Integrated rack solutions	313.7	161.4	150.5	625.6
Total	$2,229.1	$1,278.0	$924.1	$4,431.2

Adjustments by Product and Service Offering

Three months ended March 31, 2019	Americas	APAC	EMEA	Total
Critical infrastructure & solutions	$(26.2)	$3.0	$(6.6)	$(29.8)
Services & spares	1.8	(2.2)	0.6	0.2
Integrated rack solutions	24.4	(0.8)	6.0	29.6
Total	$—	$—	$—	$—

Three months ended June 30, 2019	Americas	APAC	EMEA	Total
Critical infrastructure & solutions	$(29.4)	$0.1	$(6.9)	$(36.2)
Services & spares	5.2	4.7	0.9	10.8
Integrated rack solutions	24.2	(4.8)	6.0	25.4
Total	$—	$—	$—	$—

Three months ended September 30, 2019	Americas	APAC	EMEA	Total
Critical infrastructure & solutions	$(35.6)	$(9.8)	$(7.2)	$(52.6)
Services & spares	0.8	15.3	1.2	17.3
Integrated rack solutions	34.8	(5.5)	6.0	35.3
Total	$—	$—	$—	$—

Three months ended December 31, 2019	Americas	APAC	EMEA	Total
Critical infrastructure & solutions	$(38.9)	$(0.9)	$(6.9)	$(46.7)
Services & spares	2.6	7.5	1.0	11.1
Integrated rack solutions	36.3	(6.6)	5.9	35.6
Total	$—	$—	$—	$—

Year ended December 31, 2019	Americas	APAC	EMEA	Total
Critical infrastructure & solutions	$(129.8)	$(7.7)	$(27.6)	$(165.1)
Services & spares	10.4	25.1	3.7	39.2
Integrated rack solutions	119.4	(17.4)	23.9	125.9
Total	$—	$—	$—	$—

Vertiv Holdings Co

Sales by Product and Service Offering Realignment
2018 Quarterly Data
(In millions)
Beginning in the second quarter of 2020, sales were moved within product and service offering categories to reflect a strategic realignment within the Company's matrix organizational structure. Critical infrastructure & solutions, Services & spares and Integrated rack solutions have been adjusted to reflect this modification.
Product and Service Offerings - as adjusted

Three months ended March 31, 2018	Americas	APAC	EMEA	Total
Critical infrastructure & solutions	$259.8	$132.5	$93.8	$486.1
Services & spares	159.3	84.1	64.5	307.9
Integrated rack solutions	79.3	38.9	38.5	156.7
Total	$498.4	$255.5	$196.8	$950.7

Three months ended June 30, 2018	Americas	APAC	EMEA	Total
Critical infrastructure & solutions	$282.2	$202.0	$117.4	$601.6
Services & spares	169.9	86.0	62.2	318.1
Integrated rack solutions	86.1	37.0	43.2	166.3
Total	$538.2	$325.0	$222.8	$1,086.0

Three months ended September 30, 2018	Americas	APAC	EMEA	Total
Critical infrastructure & solutions	$287.5	$189.3	$99.5	$576.3
Services & spares	178.5	81.7	61.8	322.0
Integrated rack solutions	87.2	48.1	43.7	179.0
Total	$553.2	$319.1	$205.0	$1,077.3

Three months ended December 31, 2018	Americas	APAC	EMEA	Total
Critical infrastructure & solutions	$289.2	$205.3	$142.6	$637.1
Services & spares	182.2	92.4	82.7	357.3
Integrated rack solutions	84.4	46.9	45.9	177.2
Total	$555.8	$344.6	$271.2	$1,171.6

Year ended December 31, 2018	Americas	APAC	EMEA	Total
Critical infrastructure & solutions	$1,118.8	$729.1	$453.2	$2,301.1
Services & spares	689.9	344.2	271.2	1,305.3
Integrated rack solutions	337.0	170.9	171.3	679.2
Total	$2,145.7	$1,244.2	$895.7	$4,285.6

Adjustments by Product and Service Offering

Three months ended March 31, 2018	Americas	APAC	EMEA	Total
Critical infrastructure & solutions	$(24.5)	$(2.1)	$(5.7)	$(32.3)
Services & spares	1.8	0.3	1.8	3.9
Integrated rack solutions	22.7	1.8	3.9	28.4
Total	$—	$—	$—	$—

Three months ended June 30, 2018	Americas	APAC	EMEA	Total
Critical infrastructure & solutions	$(25.2)	$5.6	$(8.3)	$(27.9)
Services & spares	4.0	(2.4)	0.8	2.4
Integrated rack solutions	21.2	(3.2)	7.5	25.5
Total	$—	$—	$—	$—

Three months ended September 30, 2018	Americas	APAC	EMEA	Total
Critical infrastructure & solutions	$(41.7)	$4.2	$(6.9)	$(44.4)
Services & spares	9.3	—	0.6	9.9
Integrated rack solutions	32.4	(4.2)	6.3	34.5
Total	$—	$—	$—	$—

Three months ended December 31, 2018	Americas	APAC	EMEA	Total
Critical infrastructure & solutions	$(36.3)	$(2.5)	$(7.3)	$(46.1)
Services & spares	5.0	7.2	0.8	13.0
Integrated rack solutions	31.3	(4.7)	6.5	33.1
Total	$—	$—	$—	$—

Year ended December 31, 2018	Americas	APAC	EMEA	Total
Critical infrastructure & solutions	$(127.6)	$5.2	$(28.3)	$(150.7)
Services & spares	20.1	5.1	4.0	29.2
Integrated rack solutions	107.5	(10.3)	24.3	121.5
Total	$—	$—	$—	$—